Summary of Significant Accounting Policies	12 Months Ended
Jun. 30, 2019
Disclosure Of Summary Of Significant Accounting Policies [Abstract]
Summary of significant accounting policies

22. Summary of significant accounting policies

This note provides the principal accounting policies adopted in the preparation of these consolidated financial statements as set out below. These policies have been consistently applied to all the years presented, unless otherwise stated. The financial statements are for the consolidated entity consisting of Mesoblast Limited and its subsidiaries.

a.	Principles of consolidation
i.	Subsidiaries

The consolidated financial statements incorporate the assets and liabilities of all subsidiaries of Mesoblast Limited (“Company” or “Parent Entity”) as of June 30, 2019 and the results of all subsidiaries for the year then ended. Mesoblast Limited and its subsidiaries together are referred to in this financial report as the Group or the consolidated entity.

Subsidiaries are all entities (including structured entities) over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity.

Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

The acquisition method of accounting is used to account for business combinations by the Group.

Intercompany transactions, balances and unrealized gains on transactions between Group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of the impairment of the asset transferred. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

ii.	Employee share trust

The Group has formed a trust to administer the Group’s employee share scheme. This trust is consolidated, as the substance of the relationship is that the trust is controlled by the Group.

b.	Segment reporting

The Group predominately operates in one segment as set out in Note 21.

c.	Foreign currency translation
(i)	Functional and presentation currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The functional currency of Mesoblast Limited is the AUD. The consolidated financial statements are presented in USD, which is the Group’s presentation currency.

(ii)	Translations and balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the transaction at period end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in net loss, except when they are deferred in equity as qualifying cash flow hedges and qualifying net investment hedges or attributable to part of the net investment in a foreign operation.

Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined. Translation differences on assets and liabilities carried at fair value are reported as part of the fair value gain or loss. For example, translation differences on non-monetary assets and liabilities such as equities held at fair value through profit or loss are recognized in net loss as part of the fair value gain or loss and translation differences on non-monetary assets such as equities classified as financial assets at fair value are recognized in other comprehensive income.

(iii)	Group companies

The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•	assets and liabilities for the balance sheets presented are translated at the closing rate at the date of that balance sheets;
•

income and expenses for the statements of comprehensive income are translated at average exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and all resulting exchange differences are recognized in other comprehensive income.

(iv)	Other

On consolidation, exchange differences arising from the translation of any net investment in foreign entities, and of borrowings and other financial instruments designated as hedges of such investments, are recognized in other comprehensive income. When a foreign operation is sold or any borrowings forming part of the net investment are repaid, the associated exchange differences are reclassified to net loss, as part of the gain or loss on sale.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entities and translated at the closing rate.

d.	Revenue recognition

We adopted IFRS 15 Revenue from Contracts with Customers on July 1, 2018, using the modified retrospective approach. Revenue from contracts with customers is measured and recognized in accordance with the five step model prescribed by the standard.

First, contracts with customers within the scope of IFRS 15 are identified. Distinct promises within the contract are identified as performance obligations. The transaction price of the contract is measured based on the amount of consideration we expect to be entitled from the customer in exchange for goods or services. Factors such as requirements around variable consideration, significant financing components, noncash consideration, or amounts payable to customers also determine the transaction price. The transaction is then allocated to separate performance obligations in the contract based on relative standalone selling prices. Revenue is recognized when, or as, performance obligations are satisfied, which is when control of the promised good or service is transferred to the customer.

There was no cumulative impact of the adoption of IFRS 15 Revenue from Contracts with Customers on July 1, 2018.

Revenues from contracts with customers comprise commercialization and milestone revenue. We also have revenue from research and development tax incentives and interest revenue.

(i)	Commercialization and milestone revenue

Commercialization and milestone revenue generally includes non-refundable up-front license and collaboration fees; milestone payments, the receipt of which is dependent upon the achievement of certain clinical, regulatory or commercial milestones; as well as royalties on product sales of licensed products, if and when such product sales occur; and revenue from the supply of products.

Where such arrangements can be divided into separately identifiable components (each component constituting a separate earnings process), the arrangement consideration is allocated to the different components based on their relative fair values and recognized over the respective performance period in accordance with IAS 18 Revenue. Where the components of the arrangement cannot be divided into separate units, the individual deliverables are combined as a single unit of accounting and the total arrangement consideration is recognized over the estimated collaboration period. Such analysis requires considerable estimates and judgments to be made by us, including the relative fair values of the various elements included in such agreements and the estimated length of the respective performance periods.

Amounts received prior to satisfying the revenue recognition criteria are recorded as deferred revenue in our consolidated balance sheets. Amounts expected to be recognized as revenue within the 12 months following the balance sheet date are classified as deferred revenue, within current liabilities. Amounts not expected to be recognized as revenue within the 12 months following the balance sheet date are classified as deferred revenue, within non-current liabilities.

TiGenix arrangement

In December 2017, the Group entered into a patent license agreement with TiGenix NV, now a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”), which granted Takeda exclusive access to certain of our patents to support global commercialization of the adipose-derived mesenchymal stem cell product, Alofisel®, a registered trademark of TiGenix, previously known as Cx601, a product candidate of Takeda, for the local treatment of fistulae. The agreement includes the right for Takeda to grant sub-licenses to affiliates and third parties.

As part of the agreement, the Group received €5.0 million ($5.9 million)  before withholding tax as a non-refundable up-front payment and recognized this amount in revenue in December 2017 upon receipt. In December 2018, we received a milestone payment of €5.0 million ($5.9 million)  before withholding tax, and recognized this amount in revenue in December 2017 as all performance obligations had been satisfied at that time. We are entitled to further payments up to €10.0 million when Takeda reaches certain product regulatory milestones. Additionally, we receive single digit royalties on net sales of Alofisel®.

No milestone revenue was recognized in relation to the patent license agreement with Takeda in the year ended June 30, 2019.

In the year ended June 30, 2018, the Group recognized $11.8 million in milestone revenue in relation to the Group’s patent license agreement with Takeda. Within this $11.8 million, €5.0 million ($5.9 million)  was recognized in relation to the non-refundable up-front payment received upon execution of the Group’s patent license agreement with Takeda in December 2017 and €5.0 million ($5.9 million)  was recognized in relation to further payments due within 12 months of the patent license agreement date for product Alofisel®. These amounts were recorded in revenue as there are no further performance obligations required in regards to these milestones.

JCR arrangement

In October 2013, the Group acquired all of Osiris’ culture-expanded, MSC-based assets. These assets included assumption of a collaboration agreement with JCR, a research and development oriented pharmaceutical company in Japan. Revenue recognized under this model is limited to the amount of cash received or for which the Group is entitled to, as JCR has the right to terminate the agreement at any time.

Under the JCR Agreement, JCR is responsible for all development and manufacturing costs including sales and marketing expenses. Under the JCR Agreement, JCR has the right to develop our MSCs in two fields for the Japanese market: exclusive in conjunction with the treatment of hematological malignancies by the use of hematopoietic stem cells derived from peripheral blood, cord blood or bone marrow, or the First JCR Field; and non-exclusive for developing assays that use liver cells for non-clinical drug screening and evaluation, or the Second JCR Field. With respect to the First JCR Field, we are entitled to payments when JCR reaches certain commercial milestones and to escalating double-digit royalties. These royalties are subject to possible renegotiation downward in the event of competition from non-infringing products in Japan. With respect to the Second JCR Field, we are entitled to a double digit profit share. In October 2018, we expanded our partnership with JCR in Japan for wound healing in patients with Epidermolysis Bullosa (“EB”). We will receive royalties on TEMCELL product sales for EB. We apply the sales-based and usage-based royalty exception for licenses of intellectual property and therefore recognize royalty revenue at the later of when the subsequent sale or usage occurs and the associated performance obligation has been satisfied.

For the years ended June 30, 2019 and 2018, we recognized $5.0 million and $3.6 million, respectively, in commercialization revenue relating to royalty income earned on sales of TEMCELL in Japan, by our licensee JCR. These amounts were recorded in revenue as there are no further performance obligations required in regards to these items.

For the year ended June 30, 2019, we recognized $1.0 million in cumulative net sales milestone revenue upon licensee, JCR, reaching milestones for sales of TEMCELL in Japan. For the year ended June 30, 2018, the Group recognized $1.5 million of milestone revenue from JCR. These amounts were recorded in revenue as there are no further performance obligations required in regards to these items.

(ii)	Interest revenue

Interest revenue is accrued on a time basis by reference to the principal outstanding and at the effective interest rate applicable, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to that asset’s net carrying amount.

(iii)	Research and development tax incentive

The Australian Government replaced the research and development tax concession with the research and development tax incentive from July 1, 2011. The provisions provide refundable or non-refundable tax offsets.

The research and development tax incentive applies to expenditure incurred and the use of depreciating assets in an income year commencing on or after July 1, 2011. The research and development tax incentive credit is available for our research and development activities in Australia as well as research and development activities outside of Australia to the extent such non-Australian based activities relate to intellectual property owned by our Australian resident entities do not exceed half the expenses for the relevant activities and are approved by the Australian government. A refundable tax offset is available to eligible companies with an annual aggregate turnover of less than A$20.0 million. Eligible companies can receive a refundable tax offset for a percentage of their research and development spending. For the years ended June 30, 2019 and 2018, the rate of the refundable tax offset is 43.5%. For the year ended June 30, 2019, the Group has recognized loss of $0.1  million due to an adjustment of management’s estimate of revenue for the year ended June 30, 2018. For years ended June 30, 2018 and 2017, the Group recognized income of $1.8 million and $1.5 million, respectively years ended June 30, 2019 and 2018.

The Group’s research and development activities are eligible under an Australian government tax incentive for eligible expenditure from July 1, 2011. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. At each period end management estimates and recognizes the refundable tax offset available to the Group based on available information at the time.

The receivable for reimbursable amounts that have not been collected is reflected in trade and other receivables in the Group’s consolidated balance sheets. Income associated with the research and development tax incentive is recorded in the Group’s other operating income and expenses in the Group’s consolidated income statement.

e.	Research and development undertaken internally

The Group currently does not have any capitalized development costs. Research expenditure is recognized as an expense as incurred. Costs incurred on development projects, which consist of preclinical and clinical trials, manufacturing development, and general research, are recognized as intangible assets when it is probable that the project will, after considering its commercial and technical feasibility, be completed and generate future economic benefits and its costs can be measured reliably.

The expenditure capitalized comprises all directly attributable costs, including costs of materials, services, direct labor and an appropriate proportion of overheads. Other development costs that do not meet these criteria are expensed as incurred. Development costs previously recognized as expenses, are not recognized as an asset in a subsequent period and will remain expensed. Capitalized development costs are recorded as intangible assets and amortized from the point at which the asset is ready for use on a straight-line basis over its useful life.

f.	Income tax

The income tax expense or benefit for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the Group’s subsidiaries and associates operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, the deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting, nor taxable profit or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred tax assets are recognized for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilize those temporary differences and losses. Deferred tax assets are only recognized to the extent that there are sufficient deferred tax liabilities unwinding.

Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets and liabilities and when the deferred tax balances relate to the same taxation authority. Current tax assets and tax liabilities are offset where the entity has a legally enforceable right to offset and intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously.

Current and deferred tax is recognized in net loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

g.	Leases

Leases in which a significant portion of the risks and rewards of ownership are not transferred to the Group as lessee are classified as operating leases (Note 14). Payments made under operating leases (net of any incentives received from the lessor) are charged to profit or loss on a straight-line basis over the period of the lease.

h.	Business combinations

The acquisition method of accounting is used to account for all business combinations, regardless of whether equity instruments or other assets are acquired. The consideration transferred for the acquisition of a subsidiary comprises the fair values of the assets transferred, the liabilities incurred and the equity interests issued by the Group. The consideration transferred also includes the fair value of any asset or liability resulting from a contingent consideration arrangement and the fair value of any pre-existing equity interest in the subsidiary. Acquisition-related costs are expensed as incurred. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date. On an acquisition-by-acquisition basis, the Group recognizes any noncontrolling interest in the acquiree either at fair value or at the non-controlling interest’s proportionate share of the acquiree’s net identifiable assets.

The excess of the consideration transferred and the amount of any non-controlling interest in the acquiree over the fair value of the net identifiable assets acquired is recorded as goodwill. If those amounts are less than the fair value of the net identifiable assets of the subsidiary acquired and the measurement of all amounts has been reviewed, the difference is recognized directly in net loss as a bargain purchase.

Where settlement of any part of cash consideration is deferred, the amounts payable in the future are discounted to their present value as at the date of exchange. The discount rate used is the entity’s incremental borrowing rate, being the rate at which a similar borrowing could be obtained from an independent financier under comparable terms and conditions.

Contingent consideration is classified either as equity or a financial liability. Amounts classified as a financial liability are subsequently remeasured to fair value with changes in fair value recognized in profit or loss.

i.	Impairment of assets

Goodwill and intangible assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment or more frequently if events or changes in circumstances indicate that they might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to dispose and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Non-financial assets (other than goodwill) that have suffered impairment are reviewed for possible reversal of the impairment at the end of each reporting period.

j.	Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents includes cash on hand, deposits held at call with financial institutions, other short-term and highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

k.	Trade and other receivables

Trade receivables and other receivables represent the principal amounts due at balance date less, where applicable, any provision for expected credit losses. The Group uses the simplified approach to measuring expected credit losses, which uses a lifetime expected credit loss allowance. Debts which are known to be uncollectible are written off in the consolidated income statement. All trade receivables and other receivables are recognized at the value of the amounts receivable, as they are due for settlement within 60 days and therefore do not require remeasurement.

l.	Investments and other financial assets
(i)	Classification

The Group classifies its financial assets in the following measurement categories:

•	those to be measured subsequently at fair value (either through OCI or through profit or loss); and
•	those to be measured at amortized cost

The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flow. For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI). See Note 5 for details about each type of financial asset.

(ii)	Recognition and derecognition

Regular way purchases and sales of financial assets are recognized on trade-date, the date on which the Group commits to purchase or sell the asset. Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the Group has transferred substantially all the risks and rewards of ownership.

(iii)	Measurement

At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.

Details on how the fair value of financial instruments is determined are disclosed in Note 5(g).

Equity instruments

The group subsequently measures all equity investments at fair value. Where the Group has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Dividends from such investments continue to be recognized in profit or loss as other income when the group’s right to receive payments is established.

Changes in the fair value of financial assets at FVPL are recognized in other gains/(losses) in the statement of profit or loss as applicable. Impairment losses (and reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value.

(iv)	Impairment

For trade receivables, the group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables, see note 5(b) for further details.

m.	Derivatives

Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently remeasured to their fair value at the end of each reporting period.

Derivatives that do not qualify for hedge accounting

Certain derivative instruments do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognized immediately in profit or loss and are included in other income or other expenses.

n.	Property, plant and equipment

Plant and equipment are stated at historical cost less accumulated depreciation and impairment. Cost includes expenditure that is directly attributable to the acquisition of the item.

Subsequent cost are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associates with the item will flow to the Group and the cost of the item can be measured reliably.  All other repairs and maintenance are charged to profit and loss during the reporting period in which they are incurred.

Property, plant and equipment, other than freehold land, are depreciated over their estimated useful lives using the straight line method (see Note 6(a)).

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposal of plant and equipment are taken into account in determining the profit for the year.

o.	Intangible assets
(i)	Goodwill

Goodwill is measured as described in Note 22(h). Goodwill on acquisition of subsidiaries is included in intangible assets (Note 6(b)). Goodwill is not amortized but it is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired, and is carried at cost less accumulated impairment losses. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.

Goodwill is allocated to cash generating units for the purpose of impairment testing. The allocation is made to those cash generating units or groups of cash generating units that are expected to benefit from the business combination in which the goodwill arose, identified according to operating segments (Note 21).

(ii)	Trademarks and licenses

Trademarks and licenses have a finite useful life and are carried at cost less accumulated amortization and impairment losses.

(iii)	In-process research and development acquired

In-process research and development that has been acquired as part of a business acquisition is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form. Indefinite life intangible assets are not amortized but rather are tested for impairment annually in the third quarter of each year, or whenever events or circumstances present an indication of impairment.

In-process research and development will continue to be tested for impairment until the related research and development efforts are either completed or abandoned. Upon completion of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly. In order for management to determine the remaining useful life of the asset, management would consider the expected flow of future economic benefits to the entity with reference to the product life cycle, competitive landscape, obsolescence, market demand, any remaining patent useful life and various other relevant factors.

In the case of abandonment, the related research and development efforts are considered impaired and the asset is fully expensed.

(iv)	Current marketed products

Current marketed products contain products that are currently being marketed. The assets are recognized on our balance sheet as a result of business acquisitions or reclassifications from In-process research and development upon completion. Upon completion, when assets become available for use, assets are reclassified from in-process research and development to current marketed products at the historical value that they were recognized at within the in-process research and development category.

Upon reclassification to the current market products category management determines the remaining useful life of the intangible assets and amortizes them from the date they become available for use. In order for management to determine the remaining useful life of the asset, management would consider the expected flow of future economic benefits to the entity with reference to the product life cycle, competitive landscape, obsolescence, market demand, any remaining patent useful life and any other relevant factors.

Management have chosen to amortize all intangible assets with a finite useful life on a straight-line basis over the useful life of the asset. Current marketed products are tested for impairment in accordance with IAS 36 Impairment of Assets which requires testing whenever there is an indication that an asset may be impaired.

p.	Trade and other payables

Payables represent the principal amounts outstanding at balance date plus, where applicable, any accrued interest. Liabilities for payables and other amounts are carried at cost which approximates fair value of the consideration to be paid in the future for goods and services received, whether or not billed. The amounts are unsecured and are usually paid within 30 to 60 days of recognition.

q.	Borrowings

Borrowings are initially recognized at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest method. Fees paid on the establishment of loan facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. If it is not probable, the fee is deferred until the draw down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a prepayment for liquidity services and amortized over the period of the facility to which it relates.

Borrowings are removed from the balance sheet when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred of liabilities assumed, is recognized in profit or loss as other income or finance costs.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the reporting period.

Hercules

On March 6, 2018, the Group entered into a loan and security agreement with Hercules, for a $75.0 million non-dilutive, four-year credit facility. We drew the first tranche of $35.0 million on closing and a further tranche of $15.0 million was drawn in January 2019, which resulted in an adjustment of the carrying amount of the financial liability to reflect the revised estimated cash flows. The carrying amount adjustment is recalculated by computing the present value of the revised estimated future cash flows at the financial instrument’s original effective interest rate. In the year ended June 30, 2019, we recognized a $0.4 million gain in the Income Statement as remeasurement of borrowing arrangements within finance costs. An additional $25.0 million may be drawn as certain conditions and milestones are met. The loan matures in March 2022 with principal repayments commencing in October 2019 with the ability to defer the commencement of principal repayments up to 30 months to October 2020 if certain conditions and milestones are met. Interest on the loan is payable monthly in arrears on the 1st day of the month. At closing date, the interest rate was 9.45%. On March 22, 2018, June 14, 2018, September 27, 2018 and December 20, 2018, in line with the increase in the U.S. prime rate, the interest rate on the loan increased to 9.70%, 9.95%, 10.20% and 10.45%, respectively.

NovaQuest

On June 29, 2018, we drew the first tranche of $30.0 million of the principal amount from the $40.0 million secured loan with NovaQuest. There is a four-year interest only period, until July 2022, with the principal repayable in equal quarterly instalments over the remaining period of the loan. A $0.4 million loan administration fee is payable annually in June and is recognized as a current liability. The loan matures in July 2026. Interest on the loan will accrue at a fixed rate of 15% per annum.

All interest and principal payments will be deferred until after the first commercial sale of our allogeneic product candidate MSC-100-IV in pediatric patients with steroid refractory aGVHD, in the United States and other geographies excluding Asia (“pediatric aGVHD”). We can elect to prepay all outstanding amounts owing at any time prior to maturity, subject to a prepayment charge, and may decide to do so if net sales of pediatric aGVHD are significantly higher than current forecasts.

If there are no net sales of pediatric aGVHD, the loan is only repayable on maturity in 2026.  If in any annual period 25% of net sales of pediatric aGVHD exceed the amount of accrued interest owing and, from 2022, principal and accrued interest owing (“the payment cap”), Mesoblast will pay the payment cap and an additional portion of excess sales which may be used for early prepayment of the loan. If in any annual period 25% of net sales of pediatric aGVHD is less than the payment cap, then the payment is limited to 25% of net sales of pediatric aGVHD. Any unpaid interest will be added to the principal amounts owing and shall accrue further interest. At maturity date, any unpaid loan balances are repaid.

Because of this relationship of net sales and repayments, changes in our estimated net sales may trigger an adjustment of the carrying amount of the financial liability to reflect the revised estimated cash flows. The carrying amount adjustment is recalculated by computing the present value of the revised estimated future cash flows at the financial instrument’s original effective interest rate. The adjustment is recognized in the Income Statement in the period the revision is made. For the year ended June 30, 2019, a $0.7 million loss has been recognized by the Group in the Income Statement as remeasurement of borrowing arrangements within other operating income and expenses.

The carrying amount of the loan and security agreement with NovaQuest is subordinated to the Group’s floating rate loan with the senior creditor, Hercules.

r.	Provisions

Provisions are recognized when the Group has a present legal obligation as a result of a past event, it is probable that the Group will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. The discount rate used to determine the present value is a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as interest expense.

Provisions are recorded on acquisition of a subsidiary, to the extent they relate to a subsidiary’s contingent liabilities, if it relates to a past event, regardless of whether it is probable the amount will be paid.

s.	Employee benefits

A liability is recognized for benefits accruing to employees in respect of wages and salaries, bonuses, annual leave and long service leave.

Liabilities recognized in respect of employee benefits which are expected to be settled within 12 months after the end of the period in which the employees render the related services are measured at their nominal values using the remuneration rates expected to apply at the time of settlement.

Liabilities recognized in respect of employee benefits which are not expected to be settled within 12 months after the end of the period in which the employees render the related services are measured as the present value of the estimated future cash outflows to be made by the Group in respect of services provided by employees up to reporting date.

The obligations are presented as current liabilities in the balance sheet if the entity does not have an unconditional right to defer settlement for at least twelve months after the reporting period, regardless of when the actual settlement is expected to occur.

Termination benefits are payable when employment is terminated by the Group before the normal retirement date, or when an employee accepts voluntary redundancy in exchange for these benefits.  The Group recognizes termination benefits at the earlier of the following dates: when the Group can no longer withdraw the offer of those benefits and when the entity recognizes costs for a restructuring that is within the scope of IAS 37 and involves the payment of termination benefits.

t.	Share-based payments

Share-based payments are provided to eligible employees, directors and consultants via the Employee Share Option Plan (“ESOP”) and the Australian Loan Funded Share Plan (“LFSP”). The terms and conditions of the LFSP are in substance the same as the employee share options and therefore they are accounted for on the same basis.

Equity-settled share-based payments with employees and others providing similar services are measured at the fair value of the equity instrument at acceptance date. Fair value is measured using the Black-Scholes model. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions, and behavioral considerations. It does not make any allowance for the impact of any service and non-market performance vesting conditions. Further details on how the fair value of equity-settled share-based transactions has been determined can be found in Note 17.

The fair value determined at the acceptance date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on management’s estimate of shares that will eventually vest, with a corresponding increase in equity. At the end of each period, the entity revises its estimates of the number of shared-based payments that are expected to vest based on the non-market vesting conditions. It recognizes the impact of the revision to original estimates, if any, in profit or loss, with a corresponding adjustment to equity.

u.	Contributed equity

Ordinary shares are classified as equity.

Transaction costs arising on the issue of equity instruments are recognized separately in equity. Transaction costs are the costs that are incurred directly in connection with the issue of those equity instruments and which would not have been incurred had those instruments not been issued.

v.	Loss per share
(i)	Basic losses per share

Basic losses per share is calculated by dividing:

•	the loss attributable to equity holders of the Group, excluding any costs of servicing equity other than ordinary shares;
•	by the weighted average number of ordinary shares outstanding during the fiscal year, adjusted for bonus elements in ordinary shares issued during the year.
(ii)	Diluted losses per share

Diluted losses per share adjusts the figures used in the determination of basic earnings per share to take into account

•	the after income tax effect of interest and other financing costs associated with dilutive potential ordinary shares; and
•	the weighted average number of shares assumed to have been issued for no consideration in relation to dilutive potential ordinary shares.
w.	Goods and services tax (“GST”)

Revenues, expenses and assets are recognized net of the amount of GST except where the GST incurred on a purchase of goods and services is not recoverable from the taxation authority, in which case the GST is recognized as part of the cost of acquisition of the asset or as part of the expense.

Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the Balance Sheet.

Cash flows are included in the statement of cash flow on a gross basis. The GST component of cash flows arising from investing and financing activities, which is recoverable from, or payable to, the taxation authority, are classified as operating cash flows.

x.	Rounding of amounts

Our company is of a kind referred to in ASIC Corporations (Rounding in Financial/Directors’ Reports) Instrument 2016/191, issued by the Australian Securities and Investments Commission, relating to the ‘rounding off’ of amounts in the financial report. Unless mentioned otherwise, amounts within this report have been rounded off in accordance with that Legislative Instrument to the nearest thousand dollars, or in certain cases, to the nearest dollar.